Investor Update
Third Quarter 2011
November 3, 2011

Safe Harbor Statement
Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements
(including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: our ability to successfully integrate the operations and systems of the acquired business into Frontier’s existing operations and systems; the risk that the growth opportunities and cost synergies from the transaction may not be fully realized or may take longer to realize than expected; our indemnity obligation to Verizon for taxes which may be imposed upon them as a result of changes in ownership of our stock may discourage, delay or prevent a third party from acquiring control of us during the two-year period ending July 2012 in a transaction that stockholders might consider favorable; the effects of increased expenses incurred due to activities related to the integration of the acquired business; following the latest systems conversions, the remaining nine states of the Acquired Business continue to operate on systems acquired in the Transaction, which could experience unplanned interruptions that may impact our operations; our ability to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in High-Speed Internet (HSI) subscribers and sales of other products and services; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; the effects of competition from cable, wireless and other wireline carriers; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued
reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts expiring in 2011 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2012 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; limitations on the amount of capital stock that we can issue to make acquisitions or to raise additional capital until July 2012; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornados, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow, EBITDA or “operating cash flow”, which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Third Quarter 2011 Summary
● Successfully completed 4-state conversion of operating
 systems and 13-state conversion of financial systems
                   Successfully completed 4-state conversion of operating
 systems and 13-state conversion of financial systems
● Broadband availability increased by 126,000 new homes;
 352,000 YTD and 592,000 in total
  Broadband availability increased by 126,000 new homes;
 352,000 YTD and 592,000 in total
● Grew DSL broadband subscribers by 16,900, a 38%
 sequential increase without material promotions
                  Grew DSL broadband subscribers by 16,900, a 38%
 sequential increase without material promotions
● Generated incremental synergies of $18M including
 savings from backbone migration; run rate now $496M
                  Generated incremental synergies of $18M including
 savings from backbone migration; run rate now $496M
● Adjusted EBITDA margin 47%, or 48% excluding storm-
 related costs
                Adjusted EBITDA margin 47%, or 48% excluding storm-
 related costs

Quarterly Snapshot

Business Update
● Metro Ethernet expanded to 55 markets in 10 states, and
 expect 70% availability by 1Q12
   Metro Ethernet expanded to 55 markets in 10 states, and
 expect 70% availability by 1Q12
● Improved year/year loss rate vs. 2Q11. Anticipate stronger
 Q4 revenues from our solid pipeline
    Improved year/year loss rate vs. 2Q11. Anticipate stronger
 Q4 revenues from our solid pipeline
● Local engagement and enterprise focus driving strong
 average monthly recurring revenue of $606
   Local engagement and enterprise focus driving strong
 average monthly recurring revenue of $606
● Broadband congestion largely relieved through additional
 capacity
   Broadband congestion largely relieved through additional
 capacity
● 1,325 local engagement events in 3Q11
    1,325 local engagement events in 3Q11
● Launched new Second Connect broadband product; 25%
 of net additions are new customers of Frontier
   Launched new Second Connect broadband product; 25%
 of net additions are new customers of Frontier
● Home security trials with ADT and Protection1
    Home security trials with ADT and Protection1
● Agency agreement with AT&T Mobility for voice/data
 bundled with Frontier services; trial launches 1H 2012
   Agency agreement with AT&T Mobility for voice/data
 bundled with Frontier services; trial launches 1H 2012
Commercial
Commercial
Residential
Residential

Key Metrics
● DSL net adds in
 Acquired properties
 +46% sequentially
   DSL net adds in
 Acquired properties
 +46% sequentially
● DSL growth less
 reliant on Satellite
 bundles
   DSL growth less
 reliant on Satellite
 bundles
● Total access line loss
 rate improving;
 Acquired properties
 improved to -9.8%
   Total access line loss
 rate improving;
 Acquired properties
 improved to -9.8%
● Upside from bringing
 Acquired churn to
 Legacy levels
   Upside from bringing
 Acquired churn to
 Legacy levels
Notes: (1) WiFi customers included as a separate category. (2) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s
Notes: (1) WiFi customers included as a separate category. (2) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s

Revenues
● Regulatory
 revenues 11.5% of
 3Q11 total
   Regulatory
 revenues 11.5% of
 3Q11 total
● ICC 5.8% of total
 revenue, USF
 3.8% excluding
 surcharges
    ICC 5.8% of total
 revenue, USF
 3.8% excluding
 surcharges
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue.
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue.
● Business
 represents 51% of
 total customer
 revenues
    Business
 represents 51% of
 total customer
 revenues
● 4Q11 Business
 pipeline is solid
   4Q11 Business
 pipeline is solid
● Focused on
 increasing the
 contribution of
 Business and
 broadband
 revenues
    Focused on
 increasing the
 contribution of
 Business and
 broadband
 revenues

Residential & Business
● Residential ARPU
 stable from additional
 products and
 broadband expansion
    Residential ARPU
 stable from additional
 products and
 broadband expansion
● Business ARPU
 reflects additional
 products and larger
 customers
    Business ARPU
 reflects additional
 products and larger
 customers
● Residential revenue
 loss was stable
 sequentially;
 Business reflects out-
 of-period dispute
 resolutions
   Residential revenue
 loss was stable
 sequentially;
 Business reflects out-
 of-period dispute
 resolutions
Notes: 1) Sequential quarterly change.
Notes: 1) Sequential quarterly change.

Cash Operating Expenses
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix. Numbers may not sum due to rounding.
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix. Numbers may not sum due to rounding.
● Through 3Q11, we
 have eliminated 23%
 of the 2Q10 Acquired
 company cost
 structure through
 synergies
   Through 3Q11, we
 have eliminated 23%
 of the 2Q10 Acquired
 company cost
 structure through
 synergies
● Continued extensive
 focus and discipline
 on synergy list and
 other areas of cost
 control
   Continued extensive
 focus and discipline
 on synergy list and
 other areas of cost
 control

$7 Million
Reduction

Operating Expenses
● $18M incremental
 synergies from
 reduced backbone
 expense, contractor
 reductions and other
 savings
    $18M incremental
 synergies from
 reduced backbone
 expense, contractor
 reductions and other
 savings
● 3Q11 included $12M
 of storm and seasonal
 costs
   3Q11 included $12M
 of storm and seasonal
 costs
Notes: $ Millions. Numbers may not sum due to rounding.
Notes: $ Millions. Numbers may not sum due to rounding.

Capital Expenditures
● Expanded network to
 reach 126,000
 additional homes in
 3Q11
    Expanded network to
 reach 126,000
 additional homes in
 3Q11
● Broadband expansion
 and magnitude of
 capex on schedule
 and budget
   Broadband expansion
 and magnitude of
 capex on schedule
 and budget
● Expect capex to fall to
 approximately 11% of
 revenues at
 completion of
 broadband expansion
    Expect capex to fall to
 approximately 11% of
 revenues at
 completion of
 broadband expansion
Notes: $ Millions. Business Operations capital expenditures exclude Integration. Numbers may not sum due to rounding.
Notes: $ Millions. Business Operations capital expenditures exclude Integration. Numbers may not sum due to rounding.

Cash Flow
● Adjusted EBITDA
 3Q11 margin
 contracted 74 bps to
 47.2% on
 storm/seasonal costs
   Adjusted EBITDA
 3Q11 margin
 contracted 74 bps to
 47.2% on
 storm/seasonal costs
● FCF dividend
 coverage should be
 positively impacted
 by further synergies,
 revenue traction, and
 completion of
 broadband expansion
 in 2013
    FCF dividend
 coverage should be
 positively impacted
 by further synergies,
 revenue traction, and
 completion of
 broadband expansion
 in 2013
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).

Credit & Liquidity
● On 10/14/11, raised
 $575 million of
 attractively-priced
 unsecured debt
    On 10/14/11, raised
 $575 million of
 attractively-priced
 unsecured debt
● The 10/14/11
 refinancing eliminated
 significant debt
 maturities until 2013
    The 10/14/11
 refinancing eliminated
 significant debt
 maturities until 2013
● Fixed rate debt is 97%
 of total, no swaps
               Fixed rate debt is 97%
 of total, no swaps
● Over $1B of liquidity
    Over $1B of liquidity
Notes: $ Millions. (1) Excludes $62.8M of escrow cash.
Notes: $ Millions. (1) Excludes $62.8M of escrow cash.

Guidance
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect a refund in 3Q11.
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect a refund in 3Q11.
● Expect all integration
 activities to be
 substantially
 completed in the first
 half of 2012
            Expect all integration
 activities to be
 substantially
 completed in the first
 half of 2012

Appendix

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

Frontier Communications Corp.
(NYSE: FTR)
Investor Relations
Investor Relations
Frontier Communications Corp.
Frontier Communications Corp.
3 High Ridge Park
3 High Ridge Park
Stamford, CT 06905
Stamford, CT 06905
203.614.4606
203.614.4606
IR@FTR.com
IR@FTR.com